UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 7, 2005

Desert Capital REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

333-111643	20-0495883

(Commission File Number)	(IRS Employer Identification No.)

1291 Galleria Drive, Suite 200, Henderson, Nevada	89014

(Address of Principal Executive Offices)	(Zip Code)
(800) 419-2855

(Registrant’s Telephone Number, Including Area Code)
NONE.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Effective November 1, 2005, Desert Capital REIT, Inc. (the “Company”) appointed Jonathan Arens as its Chief Financial Officer. Mr. Arens has been the Chief Financial Officer of CMC Financial Services, Inc., the Company’s dealer-manager, since January 2004. Mr. Arens worked as a teacher’s assistant in the Education Department at the University of Iowa from August 2003 through June 2004. Mr. Arens is a certified public accountant and an Associate Member of the American Institute of Certified Public Accountants. He earned his Masters of Accountancy in 2004, and his Bachelors in Accounting in 2003, both from the University of Iowa. Mr. Arens is 25 years old.
James George, one of the Company’s directors, is Mr. Arens’ uncle.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 7, 2005

DESERT CAPITAL REIT, INC.
By:	/s/ Todd B. Parriott
Todd B. Parriott
Chief Executive Officer